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                                                                  Exhibit (o)(1)
                                 THE GALAXY FUND
                                   ("GALAXY")

                              AMENDED AND RESTATED
                  PLAN PURSUANT TO RULE 18f-3 FOR OPERATION OF
                              A MULTI-CLASS SYSTEM


                                 I. INTRODUCTION


                  On February 23, 1995, the Securities and Exchange Commission (the "Commission") promulgated Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits the creation and operation of a multi-class distribution structure without the need to obtain an exemptive order under Section 18 of the 1940 Act. Rule 18f-3, which became effective on April 3, 1995, requires an investment company to file with the Commission a written plan specifying all of the differences among the classes, including the various services offered to shareholders, the different distribution arrangements for each class, the methods for allocating expenses relating to those differences and any conversion features or exchange privileges. On May 25, 1995, the Board of Trustees of Galaxy authorized Galaxy to operate its multi-class distribution structure in compliance with Rule 18f-3. On October 10, 1995, Galaxy filed a Plan pursuant to Rule 18f-3 for operation of a multi-class system (the "Prior Plan"), which had been approved by the Board of Trustees of Galaxy on September 7, 1995, with the Commission. Prior to the filing of the Prior Plan, Galaxy operated a multi-class distribution structure pursuant to an exemptive order granted by the Commission on February 19, 1992. The Amended and Restated Plan pursuant to Rule 18f-3 for operation of a multi-class system presented herewith, which was approved by the Board of Trustees of Galaxy on September 5, 2002, supersedes the Prior Plan and any subsequent Plans pursuant to Rule 18f-3 approved by the Board of Trustees of Galaxy prior to September 5, 2002.

                            II. ATTRIBUTES OF CLASSES

A.       GENERALLY


                  EQUITY FUNDS

                  Galaxy shall offer (a) five classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares -- in the Asset Allocation Fund, Equity Value Fund, Equity Growth Fund, Equity Income Fund, Large Cap Core Fund, Small Company Equity Fund, Small Cap Fund, Strategic Equity Fund and International Equity Fund, and (b) three classes of shares -- Retail A Shares, Retail B Shares and Trust Shares -- in the Growth Fund II, Large Cap Value Fund and Large Cap Growth Fund (each a "Fund" and collectively, the "Equity Funds").

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                  BOND FUNDS

                  Galaxy shall offer (a) five classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares -- in the Short-Term Bond Fund, Intermediate Government Income Fund, Quality Plus Bond Fund and Tax-Exempt Bond Fund, (b) three classes of shares -- Retail A Shares, Retail B Shares and Trust Shares -- in the Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund and Pennsylvania Municipal Bond Fund, and (c) two classes of shares -- Retail A Shares and Trust Shares -- in the Corporate Bond Fund (each a "Fund" and collectively, the "Bond Funds").

                  MONEY MARKET FUNDS

                  Galaxy shall offer (a) three classes of shares -- Retail A Shares, Retail B Shares and Trust Shares -- in the Money Market Fund, (b) two classes of shares -- Retail A Shares and Trust Shares -- in the Government Money Market Fund, Tax-Exempt Money Market Fund and U.S. Treasury Money Market Fund,
(c) three classes of shares -- Class I Shares, Class II Shares and Class III Shares -- in the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Institutional Government Money Market Fund and Institutional Prime Money Market Fund, and (d) two classes of shares -- Retail A Shares and Prime Shares -- in the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund (each a "Fund" and collectively, the "Money Market Funds").

                  In general, shares of each class shall be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain shareholder services. More particularly, the Retail A Shares, the Retail B Shares, the Prime A Shares, the Prime B Shares, the Prime Shares, the Trust Shares, the Class I Shares, the Class II Shares and/or the Class III Shares of each Fund shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to a class pursuant to the Shareholder Services Plan, Distribution and Services Plan or Distribution Plan adopted for that class, (ii) transfer agency expenses, and (iii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any changes in expense allocations are reviewed and approved by a vote of the Board of Trustees, including a majority of the independent Trustees; (b) the fact that (i) the Retail A Shares (other than Retail A Shares of the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund) shall vote separately on any matter submitted to holders of Retail A Shares that pertains to the Shareholder Services Plan adopted for that class of those Funds; (ii) the Retail A Shares of the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund shall vote separately on any matter submitted to holders of Retail A Shares that pertains to the Distribution Plan adopted for that class of those Funds; (iii) the Retail B Shares shall vote separately on any matter submitted to holders of Retail B Shares that pertains to the Distribution and Services Plan adopted for that class; (iv) the Prime A Shares shall vote separately on any matter submitted to holders of Prime A Shares that pertains to the


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Distribution Plan adopted for that class; (v) the Prime B Shares shall vote separately on any matter submitted to holders of Prime B Shares that pertains to the Distribution and Services Plan adopted for that class; (vi) the Prime Shares shall vote separately on any matter submitted to holders of Prime Shares that pertains to the Distribution and Services Plan adopted for that class; (vii) the Trust Shares shall vote separately on any matter submitted to holders of Trust Shares that pertains to the Shareholder Services Plan adopted for that class;
(viii) the Class II Shares shall vote separately on any matter submitted to holders of Class II Shares that pertains to the Shareholder Services Plan adopted for that class; (ix) the Class III Shares shall vote separately on any matter submitted to holders of Class III Shares that pertains to the Shareholder Services Plan adopted for that class; and (x) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class; (c) the exchange privileges of each class of shares; (d) the designation of each class of shares; and (e) the different shareholder services relating to a class of shares.

B.       DISTRIBUTION ARRANGEMENTS, EXPENSES AND SALES CHARGES

                  1.       EQUITY FUNDS

                           RETAIL A SHARES

                           Retail A Shares of the Equity Funds shall be offered
to individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors") and shall be offered to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker-dealers ("Institutions") who purchase the shares on behalf of their customers ("Customers") who are the beneficial owners of the shares.

                           Retail A Shares of the Equity Funds shall be subject
to a front-end sales charge which shall not exceed 5.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and statement of additional information ("SAI") for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

                           Retail A Shares of the Equity Funds (other than the
Large Cap Value Fund and Large Cap Growth Fund) shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.


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                           Retail A Shares of the Equity Funds (other than the
Large Cap Value Fund and Large Cap Growth Fund) shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares;
(b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.

                           Galaxy shall initially limit the total fees payable
by Retail A Shares of the Equity Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

                           Retail A Shares of the Large Cap Value Fund and Large
Cap Growth Fund shall be further subject to a fee payable pursuant to the Distribution Plan adopted for that class of those Funds for distribution expenses, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of such Funds' respective outstanding Retail A Shares.

                           RETAIL B SHARES

                           Retail B Shares of the Equity Funds shall be offered
to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

                           Retail B Shares of the Equity Funds, (i) if purchased
prior to January 1, 2001 and redeemed within six years of purchase or (ii) if purchased on or after January 1, 2001 and redeemed within seven years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). Retail B Shares of the Asset Allocation Fund, Equity Income Fund, International Equity Fund, Large Cap Value Fund and Large Cap Growth Fund acquired in connection with the reorganization of The Pillar Funds into Galaxy and redeemed within six years of purchase of the Class B Shares of the corresponding Pillar Funds shall be subject to a contingent deferred sales charge which shall not initially exceed 5.50% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such shares).

                           Retail B Shares of the Equity Funds shall be further
subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed ..65% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective
Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which


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shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                           Galaxy shall initially limit the total fees payable
by Retail B Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares;
(b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           PRIME A SHARES

                           Prime A Shares of the Equity Funds shall be offered
through selected broker-dealers to individual or institutional customers.

                           Prime A Shares of the Equity Funds shall be subject
to a front-end sales charge which shall not initially exceed 5.50% of the offering price of Prime A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Prime A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Prime A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Prime A Shares are redeemed within one year of purchase.

                           Prime A Shares of the Equity Funds shall further be
subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Prime A Shares.


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                           PRIME B SHARES

                           Prime B Shares of the Equity Funds shall be offered
through selected broker-dealers to individual or institutional customers.

                           Prime B Shares of the Equity Funds, if redeemed
within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                           Prime B Shares of the Equity Funds shall be further
subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed ..75% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Prime B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Prime B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime B Shares.

                           Galaxy shall initially limit the total fees payable
by Prime B Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of Service Organizations.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Prime B Shares;
(b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Prime B Shares; (d) processing dividend payments; (e) providing subaccounting services for Prime B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.


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                           TRUST SHARES

                           Trust Shares of the Equity Funds shall be offered to
investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation and to participants in employer-sponsored defined contribution plans.

                           Trust Shares of the Equity Funds shall not be subject
to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.

                  2.       BOND FUNDS

                           RETAIL A SHARES

                           Retail A Shares of the Bond Funds shall be offered to
Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Retail A Shares of the Corporate Bond Fund shall not initially be offered to investors.

                           Retail A Shares of the Bond Funds shall be subject to
a front-end sales charge which shall not exceed 4.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

                           Retail A Shares of the Bond Funds (other than the
Pennsylvania Municipal Bond Fund) shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

                           Retail A Shares of the Bond Funds (other than the
Pennsylvania Municipal Bond Fund) shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.


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                           Retail A Shares of the Pennsylvania Municipal Bond
Fund shall further be subject to a fee payable pursuant to the Distribution Plan adopted for that class of that Fund for distribution expenses, which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of such Fund's outstanding Retail A Shares.

                           RETAIL B SHARES

                           Retail B Shares of the Bond Funds shall be offered to
Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

                           Retail B Shares of the Bond Funds, (i) if purchased
prior to January 1, 2001 and redeemed within six years of purchase or (ii) if purchased on or after January 1, 2001 and redeemed within seven years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). Retail B Shares of the Quality Plus Bond Fund acquired in connection with the reorganization of The Pillar Funds into Galaxy and redeemed within six years of purchase of the Class B Shares of the corresponding Pillar Fund shall be subject to a contingent deferred sales charge which shall not initially exceed 5.50% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such shares).

                           Retail B Shares of the Bond Funds shall be further
subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed ..65% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                           Galaxy shall initially limit the total fees payable
by Retail B Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the


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meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares;
(b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing subaccounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           PRIME A SHARES

                           Prime A Shares of the Bond Funds shall be offered
through selected broker-dealers to individual or institutional customers.

                           Prime A Shares of the Bond Funds shall be subject to
a front-end sales charge which shall not initially exceed 4.75% of the offering price of Prime A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Prime A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Prime A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Prime A Shares are redeemed within one year of purchase.

                           Prime A Shares of the Bond Funds shall further be
subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Prime A Shares.

                           PRIME B SHARES

                           Prime B Shares of the Bond Funds shall be offered
through selected broker-dealers to individual or institutional customers.

                           Prime B Shares of the Bond Funds, if redeemed within
six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                           Prime B Shares of the Bond Funds shall be further
subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed ..75% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Prime B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Bond Funds that are owned of record or


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beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Prime B Shares, and
(c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime B Shares.

                           Galaxy shall initially limit the total fees payable
by Prime B Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of Service Organizations.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Prime B Shares;
(b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Prime B Shares; (d) processing dividend payments; (e) providing subaccounting services for Prime B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           TRUST SHARES

                           Trust Shares of the Bond Funds shall be offered to
investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Corporation and, with respect to each Bond Fund other than the tax-exempt Bond Funds, to participants in employer-sponsored defined contribution plans. Trust Shares of the Corporate Bond Fund shall also be offered to Direct Investors and to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Trust Shares of the Rhode Island Municipal Bond Fund shall not initially be offered to investors.

                           Trust Shares of the Bond Funds shall not be subject
to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.


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3.       MONEY MARKET FUNDS

                           RETAIL A SHARES

                           Retail A Shares of the Money Market Funds shall be
offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers.

                           Retail A Shares of the Money Market Funds shall not
be subject to a sales charge.

                           Retail A Shares of the Money Market Funds shall be
subject to a shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of the Retail A Shares beneficially owned by Customers of Institutions.

                           Services provided by Institutions for such fee may
include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in Retail A Shares; (d) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

                           Galaxy shall initially limit the shareholder
servicing fee payable by Retail A Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .10% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

                           RETAIL B SHARES

                           Retail B Shares of the Money Market Fund shall be
offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

                           Retail B Shares of the Money Market Fund, if redeemed
within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). Retail B Shares of the Money Market Fund acquired in connection with the reorganization of The Pillar Funds into Galaxy and redeemed within six years of purchase of the Class B Shares of the corresponding Pillar Fund shall be subject to a contingent deferred sales charge which shall not initially exceed 5.50% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such shares).

                           Retail B Shares of the Money Market Fund shall be
further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net


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asset value of the Money Market Fund's outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares;
(b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           PRIME SHARES

                           Prime Shares of the Money Market Funds shall be
offered through selected broker-dealers to individual or institutional customers.

                           Prime Shares of the Money Market Funds shall not be
subject to a sales charge.

                           Prime Shares of the Money Market Funds will be
subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed ..75% (on an annualized basis) of the average daily net asset value of the Money Market Funds' respective outstanding Prime Shares, and (b) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime Shares of the respective Money Market Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime Shares.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Prime Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Prime Shares; (e) providing subaccounting services for Prime Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

                           TRUST SHARES

                           Trust Shares of the Money Market Funds shall be
offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Corporation, and with respect to each Money Market Fund other than the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans.

                           Trust Shares of the Money Market Funds shall not be
subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.

                           CLASS I SHARES

                           Class I Shares of the Money Market Funds shall be
offered to institutional investors purchasing Class I Shares of the Money Market Funds on their own behalf and to financial institutions, such as banks, savings and loan associations and broker-dealers, including financial institutions affiliated with FleetBoston Financial Corporation, that are purchasing Class I Shares of the Money Market Funds on behalf of their Customers.

                           Class I Shares of the Money Market Funds shall not be
subject to a sales charge and shall not initially be subject to any distribution or shareholder servicing fees.

                           CLASS II SHARES

                           Class II Shares of the Money Market Funds shall be
offered to qualified financial institutions that are purchasing Class II Shares of the Money Market Funds on behalf of their Customers. A qualified financial institution is an institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with FleetBoston Financial Corporation, that has entered into a sales agreement and a servicing agreement with respect to Class II Shares of the Money Market Funds.

                           Class II Shares of the Money Market Funds shall not
be subject to a sales charge.

                           Class II Shares of the Money Market Funds shall be
subject to a shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% of the average daily net asset value of the Class II Shares beneficially owned by Customers of Service Organizations.

                           Services provided by Service Organizations for such
fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in Class II Shares; (d) providing sub-accounting with respect to Class II Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

                           Galaxy shall initially limit the total fees payable
by Class II Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of Class II Shares beneficially owned by Customers of Service Organizations.

                           CLASS III SHARES

                           Class III Shares of the Money Market Funds shall be
offered to qualified financial institutions that are purchasing Class III Shares of the Money Market Funds on behalf of their Customers. A qualified financial institution is an institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with FleetBoston Financial Corporation, that has entered into a sales agreement and a servicing agreement with respect to Class III Shares of the Money Market Funds. Class III Shares of the Institutional Treasury Money Market Fund shall also be offered to shareholders of the Pillar U.S. Treasury Securities Plus Fund who purchased their shares of such Fund directly from The Pillar Funds and who received Class III Shares of the Institutional Treasury Money Market Fund in connection with the reorganization of The Pillar Funds into Galaxy.

                           Class III Shares of the Money Market Funds shall not
be subject to a sales charge.

                           Class III Shares of the Money Market Funds shall be
subject to a shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% of the average daily net asset value of the Class III Shares beneficially owned by Customers of Service Organizations.

                           Services provided by Service Organizations for such
fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in Class III Shares; (d) providing sub-accounting with respect to Class III Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

C.       EXCHANGE PRIVILEGES

                  RETAIL A SHARES

                  Holders of Retail A Shares generally shall be permitted to exchange their Retail A Shares in a Fund for Retail A Shares of other Funds of Galaxy or for Class A shares of other funds underwritten by Liberty Funds Distributor, Inc. in which the shareholders maintain an existing account. No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Fund that imposes a sales charge. Galaxy shall not initially charge any exchange fee.

                  RETAIL B SHARES

                  Holders of Retail B Shares generally shall be permitted to exchange their Retail B Shares in a Fund for Retail B Shares of other Funds of Galaxy or for Class B shares of other funds underwritten by Liberty Funds Distributor, Inc. in which the shareholders maintain an existing account without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

                  PRIME A SHARES

                  Holders of Prime A Shares generally shall be permitted to exchange their Prime A Shares in a Fund for Prime A Shares of other Funds of Galaxy or for Class A shares of other funds underwritten by Liberty Funds Distributor, Inc. in which the shareholders maintain an existing account. No additional sales charge will be incurred when exchanging Prime A Shares of a Fund for Prime A Shares of another Fund. Galaxy shall not initially charge any exchange fee.

                  PRIME B SHARES

                  Holders of Prime B Shares generally shall be permitted to exchange their Prime B Shares in a Fund for Prime B Shares of other Funds of Galaxy or for Class B shares of other funds underwritten by Liberty Fund Distributor, Inc. in which the shareholders maintain an existing account without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

                  PRIME SHARES

                  Galaxy shall not initially offer an exchange privilege to holders of Prime Shares.

                  TRUST SHARES

                  Holders of Trust Shares generally shall be permitted to exchange their Trust Shares in a Fund for Trust Shares of other Funds of Galaxy or for Class Z shares of other funds underwritten by Liberty Funds Distributor, Inc. in which the shareholders maintain an existing account. Galaxy shall not initially charge any exchange fee.

                  CLASS I SHARES

                  Holders of Class I Shares who are customers financial institutions generally shall be permitted to exchange their Class I Shares in a Fund for Retail A Shares of other Funds of Galaxy or shares of other funds advised by Fleet Investment Advisors Inc. or its affiliate in which the shareholders maintain an existing account. A sales charge may be payable when exchanging Class I Shares of a Money Market Fund for Retail A Shares of another Fund of Galaxy that imposes a sales charge on purchases. Galaxy shall not initially charge any exchange fees.

                  CLASS II SHARES

                  Galaxy shall not initially offer an exchange privilege to holders of Class II Shares.

                  CLASS III SHARES

                  Galaxy shall not initially offer an exchange privilege to holders of Class III Shares.

D.       CONVERSION FEATURES

                  RETAIL A SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Retail A Shares.

                  RETAIL B SHARES

                  Retail B Shares acquired by purchase generally shall convert automatically to Retail A Shares, based on relative net asset value, (i) if acquired by purchase prior to January 1, 2001, six years after the beginning of the calendar month in which the Shares were purchased or (ii) if acquired by purchase on or after January 1, 2001, eight years after the beginning of the calendar month in which the Shares were purchased, and (iii) if acquired in connection with the reorganization of The Pillar Funds into Galaxy, eight years after the beginning of the calendar month in which the Class B Shares of the predecessor Pillar Fund(s) were purchased.

                  Retail B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Retail A Shares, based on relative net asset value, at the earlier of (a) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment occurred prior to January 1, 2001, (b) eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment occurred on or after January 1, 2001, (c) with respect to Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy, eight years after the beginning of the calendar month in which the reinvestment occurred, or
(d) the date of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions.

                  PRIME A SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Prime A Shares.

                  PRIME B SHARES

                  Prime B Shares acquired by purchase generally shall convert automatically to Prime A Shares, based on relative net asset value, eight years after the beginning of the calendar month in which the Shares were purchased.

                  Prime B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Prime A Shares, based on relative net asset value, at the earlier of (a) eight years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased Prime B Shares that were not acquired through reinvestment of dividends or distributions.

                  PRIME SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Prime Shares.

                  TRUST SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Trust Shares.

                  CLASS I SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Class I Shares.

                  CLASS II SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Class II Shares.

                  CLASS III SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Class III Shares.

E.       SHAREHOLDER SERVICES

         1.       RETIREMENT PLANS

                  RETAIL A SHARES, RETAIL B SHARES, PRIME A SHARES AND PRIME B SHARES

                  Galaxy shall initially make Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of the Funds (other than the tax-exempt Funds) available for purchase in connection with the following tax-deferred prototype retirement plans: individual retirement accounts, simplified employee pension plans, multi-employee retirement plans and Keogh plans.

                  PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                  Galaxy shall not initially make Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares of the Funds available for purchase in connection with any retirement plans.

         2.       CHECKWRITING PRIVILEGE

                  RETAIL A SHARES AND RETAIL B SHARES - MONEY MARKET FUNDS

                  Galaxy shall initially offer a checkwriting privilege to holders of Retail A Shares and/or Retail B Shares of the Money Market Funds. A charge for use of the checkwriting privilege may be imposed by Galaxy.

                  RETAIL A SHARES AND RETAIL B SHARES - EQUITY FUNDS AND BOND FUNDS

                  Galaxy shall not initially offer a checkwriting privilege to holders of Retail A Shares or Retail B Shares of the Equity or Bond Funds.

                  PRIME A SHARES, PRIME B SHARES, PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                  Galaxy shall not initially offer a checkwriting privilege to holders of Prime A Shares, Prime B Shares, Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.

         3.       AUTOMATIC INVESTMENT PROGRAM

                  RETAIL A SHARES, RETAIL B SHARES, PRIME A SHARES AND PRIME B SHARES

                  Galaxy shall initially offer an automatic investment program whereby an investor (a Direct Investor with respect to Retail A Shares and Retail B Shares) generally may purchase Retail A Shares, Retail B Shares, Prime A Shares and/or Prime B Shares, as the case may be, of a Fund on a monthly or quarterly basis by having a specific amount of money debited from his/her account at a financial institution.

                  Galaxy shall not initially offer an automatic investment program to Customers of Institutions with respect to Retail A Shares and Retail B Shares.

                  PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                  Galaxy shall not initially offer an automatic investment program to holders of Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.

         4.       SYSTEMATIC WITHDRAWAL PLAN

                  RETAIL A SHARES, RETAIL B SHARES, PRIME A SHARES AND PRIME B SHARES

                  Galaxy shall initially offer a systematic withdrawal plan which, in general, shall permit an investor (a Direct Investor with respect to Retail A Shares and Retail B Shares) to automatically redeem Retail A Shares, Retail B Shares, Prime A Shares and/or Prime B Shares, as the case may be, on a monthly, quarterly, semi-annual or annual basis.

                  Galaxy shall not initially offer a systematic withdrawal plan to Customers of Institutions with respect to Retail A Shares and Retail B Shares.

                  PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                  Galaxy shall not initially offer a systematic withdrawal plan to holders of Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.

         5.       COLLEGE INVESTMENT PROGRAM

                  RETAIL A SHARES, RETAIL B SHARES, PRIME A SHARES AND PRIME B SHARES

                  Galaxy shall initially offer a college investment program whereby an investor (a Direct Investor with respect to Retail A Shares and Retail B Shares) may purchase Retail A Shares, Retail B Shares, Prime A Shares and/or Prime B Shares of a Fund as a means to finance a college savings plan.

                  Galaxy shall not initially offer a college investment program to Customers of Institutions with respect to Retail A Shares and Retail B Shares.

                  PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                  Galaxy shall not initially offer a college investment program to holders of Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.

         6.       DIRECT DEPOSIT PROGRAM

                  RETAIL A SHARES, RETAIL B SHARES, PRIME A SHARES AND PRIME B SHARES

                  Galaxy shall initially offer a direct deposit program whereby an investor (a Direct Investor with respect to Retail A Shares and Retail B Shares generally may purchase Retail A Shares, Retail B Shares, Prime A Shares and/or Prime B Shares of a Fund by having social security payments automatically deposited into his or her Fund account.

                  Galaxy shall not initially offer a direct deposit program to Customers of Institutions with respect to Retail A Shares and Retail B Shares.

                  PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                  Galaxy shall not initially offer a direct deposit program to holders of Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.

         7.       INFORMATION SERVICES

                  RETAIL A SHARES, RETAIL B SHARES, PRIME A SHARES AND PRIME B SHARES

                  Galaxy shall initially offer an automated telephone system known as "Customer Connection" (with respect to each Fund other than the Money Market Funds) which, in general, will provide an investor (a Direct Investor with respect to Retail A Shares and Retail B Shares) with automated telephone access to Fund and account information and the ability to make telephone exchanges and redemptions. Galaxy shall not initially offer "Customer Connection" to Customers of Institutions with respect to Retail A Shares and Retail B Shares.

                  Galaxy shall initially offer investors (Direct Investors with respect to Retail A Shares and Retail B Shares) a Galaxy Shareholder Services telephone number which, in general, will provide an investor or Direct Investor with account information and recent exchange transaction information. Galaxy shall not initially offer a shareholder services telephone number to Customers of Institutions with respect to Retail A Shares and Retail B Shares.

                  PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                  Galaxy shall initially offer holders of Prime Shares, Trust Shares, Class I Shares, Class II Shares and Class III Shares a telephone number to call for applications and information concerning initial purchases and current performance and a telephone number to call for additional purchases, redemptions, exchanges and other shareholder services.

                  Galaxy shall initially offer (i) holders of Trust Shares in the Corporate Bond Fund and (ii) holders of Class III Shares of the Institutional Treasury Money Market Fund who were former shareholders of the Pillar U.S. Treasury Securities Plus Fund and purchased their shares of such Fund directly from The Pillar Funds, the information services described for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares, including the "Customer Connection".

         8.       PAYROLL DEDUCTION PROGRAM

                  RETAIL A SHARES, RETAIL B SHARES, PRIME A SHARES AND PRIME B SHARES

                  Galaxy shall initially offer a payroll deduction program whereby an investor (a Direct Investor with respect to Retail A Shares and Retail B Shares) may purchase Retail A Shares, Retail B Shares, Prime A Shares and/or Prime B Shares of a Fund each pay period by having a specific amount of money debited from his/her paycheck.

                  Galaxy shall not initially offer a payroll deduction program to Customers of Institutions with respect to Retail A Shares and Retail B Shares.

                  PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                  Galaxy shall not initially offer a payroll deduction program to holders of Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.


F.       METHODOLOGY FOR ALLOCATING EXPENSES AMONG CLASSES

                  Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. Non-class-specific expenses of a Fund shall be allocated in accordance with Rule 18f-3(c) under the 1940 Act.